Exhibit 99.1

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NAPRO BIOTHERAPEUTICS, INC.

Investor Presentation

Forward Looking Statements

The statements in this presentation that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions as of the date of this presentation, based on currently available information. Forward-looking statements can be identified by the use of words such as “believes,” “intends,” “estimates,” “may,” “will,” “should,” “anticipated,” “expected” or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including: risks associated with development of the genomics, gene editing, oncology, and targeted oncology businesses, including competition from companies in similar businesses, limitations on the ability to market products because of the intellectual property rights of third parties, the ability to obtain, maintain and enforce patents; the costs of

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continuing development of any or all of the Company’s development programs; the timing of when those programs will enter the clinic; the successful commercialization of the Company’s platform technologies; the fact that the Company’s business will require substantial additional investment that the Company has not secured; and the risk that the Company’s resources will not be sufficient to fund the Company’s strategic plans for the initial development new proprietary therapeutic candidates; and all of those factors identified under the captions “Risk Factors,” “Special Note Regarding Forward Looking Statements” or “Cautionary Note Regarding Forward Looking Statements” in the Company’s documents filed from time to time with the SEC, including the Company’s registration statement on Form S-3, as amended, dated August 8, 2003, its Annual Report on Forms 10-K and 10-K/A for the year ending December 31, 2002 filed with the SEC on March 27, April 30, and August 8, 2003, and its Quarterly Report on Form 10-Q for the quarter ended October 1, 2003 filed with the Securities and Exchange Commission on November 14, 2003. Should

one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The Company disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

For further information, please contact L. Robert Cohen, Vice President, Investor Relations of NaPro BioTherapeutics, Inc., +1-212-218-8715.

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NAPRO BIOTHERAPEUTICS, INC.

A life science company focused on the development of therapies for the treatment of cancer and hereditary disease

Focus

•                  Recent sale of paclitaxel business provides resources to fuel therapeutic development efforts

•                  Leveraging expertise in oncology and gene editing to develop therapeutics for cancer and hereditary disease

•                  Anticipate initiating clinical trials for two NCE’s in 2004

Pre-Clinical Development Pipeline

Oncology Products	Potential Indications

• NBT-287	Breast Cancer
Small Cell Lung Cancer
Pancreatic Cancer
Ovarian Cancer
Neuroblastoma

• NBT-273	Breast Cancer
Multiple Myeloma
Pancreatic Cancer
Squamous Cell Carcinomas

• BBN Taxane	Small Cell Lung Cancer
Prostate Cancer
Pancreatic Cancer
Gastrointestinal Cancers

• HN-1 Taxane	Head and Neck Cancer
Non-Small Cell Lung Cancer
Squamous Cell Carcinomas

Gene Editing Products	Indications

• Oligo/Cell Therapy	Sickle Cell Disease

• Oligo Therapy	Huntington’s Disease

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NAPRO BIOTHERAPEUTICS, INC.

Therapeutic Development:

Oncology

Oncology Portfolio

•                  Applying our oncology expertise in natural products (taxanes and quassinoids) to advance our portfolio of cancer therapeutics

•                  Significant IP in all programs

•                  Third Generation Taxane: NBT-287

•                  Designed to overcome resistance caused by MDR-1 and mutant tubulin

•                  Proprietary Quassinoid: NBT-273

•                  Downregulates C-myc elevated tumors

•                  Targeted Oncology Program: BBN Taxane & HN-1 Taxane

•                  Cytotoxics linked to proprietary peptide ligands that target specific tumors

•                  Improved efficacy and toxicity profile

NBT-287: A Third Generation Taxane

•                  More active than paclitaxel or docetaxel in a variety of taxane resistant human tumor cell lines

•                  Circumvents MDR-1 seen in breast cancer, small cell lung cancer and neuroblastoma cell lines

•                  Circumvents mutant tubulin present in ovarian cancer cell lines

NBT-287 In Vitro Data

50% Inhibitory Concentration in Human Tumor Cell Lines

Human Tumor Cell Lines		NBT-287 µg/ml/hr	Paclitaxel µg/ml/hr
MDR-1	Small Cell Lung Cancer: SHP-77	0.02	4.0
Expressing Cell Lines	Breast Cancer: MCF-7 (NCI-AR)	0.25	40.0
Mutant Tubulin Cell Line	Ovarian Cancer: IA9PTX10	0.10	5.0

•                  Up to 200x more potent than paclitaxel in MDR-1 and mutant tubulin cell lines

NBT-287 Clinical Opportunities

•                  Potential for taxane-resistant patients

•                  Breast, ovarian, small cell lung, pancreatic, neuroblastoma

•                  Potential for taxane naive patients

•                  Breast, ovarian, non-small cell lung

NBT-273: New Quassinoid

•                  Quassinoid

•                  Natural product that induces apoptosis in hematological and C-myc over-expressing cancer cell lines

•                  Extensive proprietary IP position

•                  NBT-273

•                  Proprietary quassinoid analog

•                  in vitro data in multiple myeloma, pancreatic, breast, and squamous cell carcinomas

Effect of Quassinoid on Tumor Volume in SCID Mice

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Targeted Oncology Program

•                  Cytotoxic agents chemically linked to proprietary peptides that target specific tumor receptors

•                  Preferential intracellular drug concentration

•                  Two development programs utilizing

•                  Bombesin Receptor Ligands

•                  Small cell lung, pancreatic, and gastrointestinal cancers

•                  HN-1 Receptor Ligands

•                  Squamous cell carcinomas of the head, neck and lung

•                  In collaboration with

•                  M.D. Anderson Cancer Center

•                  University of Alabama

HN-1 is Not Internalized by Normal Tissues

	Brain	Lung	Kidney	Liver

H&E	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

FITC-HN-1	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Normal Human Head & Neck Epithelium		Human Head & Neck Invasive Squamous Cell Carcinoma

H&E	[GRAPHIC]	[GRAPHIC]

Untreated	[GRAPHIC]	[GRAPHIC]

FITC-HN-1	[GRAPHIC]	[GRAPHIC]

Fluorescein	[GRAPHIC]	[GRAPHIC]

FITC-HN-J	[GRAPHIC]	[GRAPHIC]

Systemic HN-1 Homes Specifically to SCC Tumor Xenografts

MDA177Tu-derived xenograft

H&E	[GRAPHIC]	FITC-HN-J	[GRAPHIC]	DU145-derived xenograft

Untreated	[GRAPHIC]	FITC-HN-1	[GRAPHIC]

Fluorescein	[GRAPHIC]			FITC-HN-1	[GRAPHIC]

Fluorescein + HN-1	[GRAPHIC]

HN-1 Distributes Homogenously into Solid Tumors

MDA177Tu-derived xenograft/ FITC-HN-1	[GRAPHIC]

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HN-1 is internalized by cancer cell

TxRed-HN-1	FITC-HN-1

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Squamous Cell Carcinoma Frequency

Cancer	Frequency of SCC Type	New Cases in United States*

Head & Neck	90%	49,771
Esophagus	75%	14,000
Anus	47%	1,540
Lung (NSCLC)	30%	50,830
Skin	20%	30,000
Bladder	3%	1,695
Total		147,836

*American Cancer Society data adjusted for SCC frequency

Cancers with Bombesin Receptors

Cancer	New Cases Per Year in United States*

Small Cell Lung	15,000
Gastrointestinal	180,300
Prostate (HRPC)	189,000
Pancreatic	30,300
Total	414,600

*American Cancer Society

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NAPRO BIOTHERAPEUTICS, INC.

Therapeutic Development:

Hereditary Disease

Applying Proprietary Gene Editing Platform to Hereditary Diseases

•                  Significant market opportunity

•                  Over 2,000 acquired and hereditary monogenetic disorders identified

•                  Harness Gene Editing technology to correct these mutations

•                  Addressing orphan drug disease targets

•                  Huntington’s Disease

•                  Sickle Cell Disease

Therapeutic Development:

Sickle Cell Disease

•                  70,000-90,000 US citizens affected

•                  Single base pair mutation causes chronic anemia, blood vessel occlusion, and damages key organs

•                  Potential ex vivo cell therapy

•                  Isolate progenitor cells from patients

•                  Change mutant Thymine to normal Adenine at the 17th nucleotide of the gene for the beta chain of hemoglobin

•                  Reintroduce corrected cells to patient

•                  Collaborations with major Sickle Cell Disease centers

•                  The Children’s Hospital of Philadelphia

•                  Thomas Jefferson University

Sickle Cell AutologousTreatment

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Re-infusion To Patient		Peripheral Blood

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Treated CD34+ Cells		CD34+ Isolation

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
Normal RBCs	Treatment	Sickle RBCs

Therapeutic Development:

Huntington’s Disease

•                  Affects ~35,000 individuals in US

•                  Inherited, progressive degenerative neurological disorder

•                  No treatment or cure

•                  Single, abnormal gene on chromosome 4 leads to a defective huntingtin protein

•                  Proprietary oligonucleotides reduce huntingtin protein aggregates

NaPro’s Oligo Treatment Reduces Aggregates in Huntington’s Model

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Untreated Cells	Oligo-treated
(111 aggregates)	(26 aggregates)

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NAPRO BIOTHERAPEUTICS, INC.

Gene-Editing Platform

Gene Editing

•                  Technology platform that can change specific base pairs in a known DNA sequence

•                  Uses tools based upon proprietary oligonucleotide chemistry

•                  Can locate, label or modify a single base pair

Advantages of Gene Editing

FEATURE	BENEFIT

SPECIFICITY	Single base pair change

PRECISION	Integration at target site only

INTEGRITY	Maintain remaining genetic function

BROAD APPLICABILITY	Applicable across multiple genomes

VERSATILITY	Up and down regulation capability

STABILITY	Conserved expression alteration

INDUCES NATURAL REPAIR PROCESS	No insertion of foreign DNA

Gene Editing Model

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Pairing Phase

•                  Oligonucleotide searches for homologous target

Repairing Phase

•                  DNA adduct attracts repair proteins that use oligonucleotide as repair template

Resolution Phase

•                  Mismatch created in repair step is resolved by subsequent endo-genous repair events

Scientific Development Team

•                  Ken Krantz, M.D., Ph.D., Senior Vice President, Clinical

•                  Brenda Fielding, Vice President, Regulatory Affairs

•                  Chip Carnathan, Ph.D., Vice President, Pre-Clinical and Project Management

•                  Larry Helson, M.D., Vice President, BioResearch

•                  Jim McChesney, Ph.D., Vice President, Chemistry

•                  Patricia Pilia, Ph.D., Executive Vice-President, Development

•                  Anne Bailey, Vice President, Diagnostics and Reagents/General Manager

•                  Eric Kmiec, Ph.D., Consultant, Genomics

•                  Ethan Signer, Ph.D., Consultant, Genomics

Business Team

•                  Leonard Shaykin, Chairman and CEO

•                  Gordon Link, Senior Vice President, CFO

•                  Kai Larson, Vice President, General Counsel

•                  Anne Bailey, Vice President & GM, Genomics Division

•                  L. Robert Cohen, Vice President, Investor Relations

•                  Hope Liebke, Ph.D., General Counsel, Genomics

•                  Al Renzi, Vice President, Business Development

Scientific Advisory Board

•                  Robert  E. Pollack, Ph.D. (Chair)

Professor of Biological Sciences and Director of the Center for the Study of Science at Religion at Columbia University

•                  Paul A. Bunn, M.D.

Director of the University of Colorado Cancer Center

•                  Theodore Friedmann, M.D.

Professor of Pediatrics and Director of the Gene Therapy Program at the University of California at San Diego

•                  Susan J. Gross, M.D.

Co-Director of the Division of Reproductive Genetics at Montefiore Medical Center and Albert Einstein College of Medicine and Associate Professor in Obstetrics, Gynechology,and Pediatrics

•                  Anthony J . Lechich, M.D.

Senior Vice President for Medical Affairs and Medical Director, Terence Cardinal Cooke Health Care Center

•                  Malcolm A.S. Moore, D. Phil.

Enid A. Haupt Chair of Cell Biology and Head of the Laboratory of Developmental Hematopoiesis, The Sloan-Kettering Institute

•                  Stephen S. Morse, M.D.

Director of the Center for Public Health and Associate Professor of Clinical Epidemiology at Columbia University’s Mailman School of Public Health

•                  Ethan R. Signer, Ph.D.

Professor Emeritus, Department of Biology, Massachusetts Institute of Technology

•                  Seth Rudnick, M.D.

Canaan Partners, General Partner Professor of Clinical Medicine at University of North Carolina

•                  Nancy S. Wexler, Ph.D.

Columbia University College of Physicians and Surgeons President of the Hereditary Disease Foundation

Investment Opportunity

•                  Driving the development of:

•                  Next-generation cancer therapies

•                  Therapies for hereditary diseases

•                  Expect to advance two programs into the clinic in 2004

•                  Cash resources available to accelerate development efforts

•                  Significant academic and clinical collaborations

•                  Extensive intellectual property position in key compounds and technologies

•                  Experienced development and business team

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NAPRO BIOTHERAPEUTICS, INC.

Strategies for LifeTM